UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

LANDBAY INC

(Name of Registrant as Specified In Its Charter)

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LANDBAY INC

Room 3501, EFC Building, Yuhang District,
Hangzhou City, Zhejiang Province, China

To:	The Holders of the Class A Common Stock of Landbay Inc

Re:	Actions by Written Consent in Lieu of Annual Meeting of Stockholders

This Information Statement is furnished by the Board of Directors of Landbay Inc, a New York corporation (the “Company”, or “LNBY”), to holders of record of the Company’s Class A Common Stock, $0.001 par value per share, at the close of business on January 2, 2025 (the “Record Date”). The purpose of this Information Statement is to inform the Company’s stockholders of certain actions taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of January 2, 2025, in lieu of an Annual Meeting of stockholders.

1.	To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified; and

2.	To amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 30,000,000 shares with a par value of $0.001 to 130,000,000 shares with a par value of $0.001, and to authorize the addition of 20,000,000 shares of preferred stock with a par value of $0.001; and

3.	The approval and adoption of the Company’s 2025 Equity Incentive Plan; and

4.	A proposal to ratify the appointment of Simon & Edward, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025.

The foregoing actions were approved on January 2, 2025, by our Board of Directors. In addition, on January 2, 2025, the holders of approximately 97.9% of the Company’s outstanding voting securities, as of the Record Date, approved the foregoing actions. The number of shares voting for the proposals was sufficient for approval.

Section 615 and Section 708 of the New York Business Corporation Law (the “NYBCL”) provides in part that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Consenting Stockholders who collectively own shares representing a majority of our Class A Common Stock.

The above actions taken by the Company’s stockholders will become effective on or about February 5, 2025 and are more fully described in the Information Statement accompanying this Notice. Under the rules of the Securities and Exchange Commission, the above actions cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Class A Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement will be first distributed to you on or about January 15, 2025.

If you have any questions on the enclosed Information Statement you may contact us directly. We thank you for your continued interest in our Company.

By Order of the Board of Directors

/s/ Chunyang Liu
Chunyang Liu, Chief Executive Officer

January 14, 2025

Hangzhou City, Zhejiang Province, China

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR CLASS A COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to the holders of Class A Common Stock, $0.001 par value per share (the “Common Stock”) of Landbay Inc, a New York corporation (“We” or the “Company”) by the Board of Directors to notify them about certain actions that the holders of a majority of the Company’s outstanding voting stock have taken by written consent, in lieu of an Annual Meeting of the stockholders. The actions were taken on January 2, 2025.

Copies of this Information Statement are first being sent on or about January 15, 2025 to the holders of record on January 2, 2025 of the outstanding shares of the Company’s Class A Common Stock.

General Information

This Information Statement and Notice of Stockholder Action by Written Consent are being furnished by us to our stockholders of record as of January 2, 2025, to inform our stockholders that the Board of Directors of the Company (the “Board”) and the holders of approximately 97.9% of our outstanding voting stock as of such date (the “Voting Stockholders”), have taken and approved the following actions (the “Corporate Actions”):

1.	To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified; and

2.	To amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 30,000,000 shares with a par value of $0.001 to 130,000,000 shares with a par value of $0.001, and to authorize the addition of 20,000,000 shares of preferred stock with a par value of $0.001; and

3.	The approval and adoption of the Company’s 2025 Equity Incentive Plan; and

4.	A proposal to ratify the appointment of Simon & Edward, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025.

The Company may ask brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of the Class A Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the NYBCL are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

Vote Required

The vote, which was required to approve the above actions, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of Class A Common Stock is entitled to one (1) vote for each share of Class A Common Stock held. The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is January 2, 2025. The Record Date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on January 2, 2025. As of the Record Date, the Company had outstanding 30,000,000 shares of Class A Common Stock. Holders of the Class A Common Stock have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is Colonial Stock Transfer Co, Inc., 66 Exchange Place, Ste 100, Salt Lake City, UT 84111. Telephone: (801) 355-5740.

Vote Obtained - Section 615 and Section 708 of the New York Business Corporation Law

Section 615 and Section 708 of the New York Business Corporation Law provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

To eliminate the costs and management time involved in soliciting and obtaining proxies to approve the actions and to effectuate the Corporate Actions as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company. The consenting shareholders and their respective approximate ownership percentage of the voting stock of the Company, collectively representing 97.9% of the outstanding voting stock, is as follows: Chunyang Liu (97.9%), the President and CEO of the Company. As of January 2, 2025, the Company has 30,000,000 shares of Class A Common Stock outstanding.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Company’s stockholders on the Record Date. The Corporate Actions described herein will be effective approximately 20 days (the “20-day Period”) after the distributing of this Information Statement. The 20-day Period is expected to conclude on or about February 5, 2025.

The entire cost of furnishing this Information Statement will be borne by the Company.

ACTION ONE

ELECTION OF DIRECTORS

Directors are normally elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified and need not be shareholders of the Company. Directors may receive compensation for their services as determined by the Board of Directors. See “Compensation of Directors.” Presently, the Board of Directors consists of three (3) members, namely, Chunyang Liu, Lidong Wang and Wenfang Lu. These current directors of the Board have been nominated to be directors again.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors.

Although the Company’s management expects that the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to being appointed, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees for Election as Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the 20-day Period after the distribution of the Information Statement:

Name	Age	Position(s)
Chunyang Liu	49	Director

Lidong Wang	33	Director

Wenfang Lu	30	Director

Biographical Information Regarding Directors

Chunyang Liu, born in 1975, graduated with a bachelor’s degree in International Economics and Trade from Nankai University. He served as the legal representative of Dongyang City Yunda Express Co., Ltd. from 2002 to 2024, the legal representative of Zhejiang Qingke Cloud Network Technology Co., Ltd. from 2014 to 2024, and the legal representative of Zhejiang Xinsheng New Media Group Co., Ltd. from 2023 to 2024. With a diverse background spanning the logistics, liquor, supply chain technology services, and network technology industries, Liu has accumulated extensive experience in industry operations, digital technologies, resource integration, and investment. Leveraging his solid industrial foundation and forward-thinking approach, he is actively involved in building Xinsheng Media Group. The group is dedicated to staying at the forefront of AI development, particularly in the livestream e-commerce sector. Its vision is to serve as a talent incubator within the industry and reshape its trajectory of development.

Lidong Wang, born in 1991, graduated from Zhejiang Water Conservancy and Hydropower College in 2013 with an associate degree. Over the course of his career, he served as President of Zhejiang Qingke Cloud Network Technology Co., Ltd. from 2020 to 2022, acted as the legal representative of Hangzhou Increment Speed Build Technology Co., Ltd. from 2022 to 2023, and held the position of President at Zhejiang Xinsheng New Media Group Co., Ltd. from 2023 to 2024. With more than 10 years of experience in investment, financing, and fund management, he has worked in both state-owned enterprises and unicorn companies. Mr. Wang excels in market development, industry analysis, and business negotiation. He is skilled at integrating comprehensive financial resources across various industries and has built extensive social connections and resources in government, banking, private equity funds, and enterprises. His exceptional business acumen has consistently earned recognition from clients and industry peers.

Wenfang Lu, born in 1994, graduated with a Bachelor’s degree from Jiangxi Business College in 2017. With nearly a decade of experience in the livestream e-commerce industry, Mr. Lu has focused on areas such as supply chain management, the digital economy, and artificial intelligence. He has successfully integrated livestream e-commerce into a comprehensive chain system that incorporates supply chain management and digitization. This has provided him with a solid foundation of practical experience and theoretical knowledge, facilitating the deep integration of livestream e-commerce and the AI industry. In the face of the rapidly evolving industry landscape, Mr. Lu has demonstrated strong adaptability and accumulated extensive experience in team management. From 2017 to 2019, Mr. Lu operated a personal chain store. Following this, he served as the Market Director at Yunda Express from 2019 to 2020, Vice President of Qingke Cloud Network Technology from 2020 to 2021, and General Manager of Dipingbang Supply Chain from 2022 to 2023. Since 2023, Mr. Lu has held the position of Vice President at Zhejiang Xinsheng New Media Group Co., Ltd.

Family Relationships

There are no family relationships between or among the above Directors nominated or charged by us to become directors.

Historical Compensation of Directors

Other than as set forth herein no compensation has been given to any of the directors, although they may be reimbursed for any pre-approved out-of-pocket expenses.

Involvement in Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director or executive officer of our Company: (1) any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the “Commission”) or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; and (5) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies or law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act, as amended), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or associated persons.

Term of Office

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the annual meeting of shareholders and until their successors have been elected and qualified.

Director Independence

The Board consists of three members, none of them meet the independence requirements of the Nasdaq Stock Market as currently in effect.

Committees and Terms

The Board of Directors (the “Board”) has not established any committees. The Company will notify its shareholders for an annual shareholder meeting and that they may present proposals for inclusion in the Company’s proxy statement to be mailed in connection with any such annual meeting; such proposals must be received by the Company at least 90 days prior to the meeting. No other specific policy has been adopted in regard to the inclusion of shareholder nominations to the Board of Directors.

Code of Ethics

To date, we have not adopted a Code of Ethics applicable to our principal executive officer and principal financial officer because the Company has no meaningful operations. The Company does not believe that a formal written code of ethics is necessary at this time. We expect that the Company will adopt a code of ethics if and when the Company successfully completes a business combination that results in the acquisition of an on-going business and thereby commences operations.

Corporate Governance

The business and affairs of our Company are managed under the direction of the Board of Directors.

Indemnification of Officers and Directors

The NYBCL permits a corporation to indemnify its current and former directors and officers against expenses, judgments, fines and amounts paid in connection with a legal proceeding. To be indemnified, the person must have acted in good faith and in a manner the person reasonably believed to be in, and not opposed to, the best interests of the corporation. With respect to any criminal action or proceeding, the person must not have had reasonable cause to believe the conduct was unlawful.

The NYBCL permits a present or former director or officer of a corporation to be indemnified against certain expenses if the person has been successful, on the merit or otherwise, in defense of any proceeding brought against such person by virtue of the fact that the person is or was an officer or director of the corporation. In addition, the NYBCL permits the advancement of expenses relating to the defense of any proceeding to directors and officers contingent upon the person’s commitment to repay advances for expenses in the case he or she is ultimately found not to be entitled to be indemnified.

The NYBCL provides that the indemnification provisions contained in the NYBCL are not exclusive of any other right that a person seeking indemnification may have or later acquire under any provision of a corporation’s certification of incorporation or by-laws, or, when authorized by the corporation’s certificate of incorporation or by-laws, by any agreement, by any vote of shareholders or disinterested directors or otherwise. The NYBCL also provides that a corporation may maintain insurance, at its expense, to protect its directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of the NYBCL provided the contract of insurance covering the directors and officers provides, in a manner acceptable to the New York superintendent of insurance, for a retention amount and for co-insurance.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company’s common stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Except as otherwise set forth herein, based solely on a review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended March 31, 2024 and for the nine months ended December 31, 2024, beneficial owners complied with the Section 16(a) filing requirements applicable to them in that each officer, director and beneficial owner of 10% or more of the Company’s securities filed the applicable Forms 3, 4 or 5 with the SEC.

Meetings of the Board

Each of the nominated directors is expected to attend 100% of the aggregate number of meetings of the Board in 2025 from the date hereof.

Communications with the Board

Shareholders and any interested parties may send correspondence to the Board or to any individual director, by mail to Corporate Secretary, Landbay Inc, Room 3501, EFC Building, Yuhang District, Hangzhou City, Zhejiang Province, China or by e-mail to hpang@speedlightcs.com.

ACTION TWO

THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

The Board of Directors and the holders of a majority of the outstanding shares of Class A Common Stock of the Company have approved an amendment to the Company’s Articles of Incorporation. This amendment increases the number of authorized shares of Class A Common Stock from 30,000,000 to 130,000,000 and adds 20,000,000 shares of Preferred Stock. The increase in authorized shares provides the Company with greater flexibility to issue additional shares for purposes such as raising capital, funding acquisitions, or other corporate needs. However, it may result in dilution for existing shareholders if new shares are issued unless they acquire additional shares. The addition of Preferred Stock creates a new class of equity with distinct rights, such as priority in dividends or liquidation preferences, which may appeal to specific investors. This change could also have implications for corporate governance, depending on the rights and restrictions associated with the Preferred Stock.

Text of Amendment

The amendment would result in the text of Article Fourth of our Certificate of Incorporation reading in its entirety as follows:

“The total number of shares of stock that the Corporation shall have authority to issue is as follows:

130,000,000 shares of Class A common stock, par value $0.001, and 20,000,000 shares of preferred stock, par value $0.001. The Board of Directors is authorized to determine the qualifications, voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred stock.”

The Certificate of Incorporation amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the New York Secretary of State before the end of February 2025.

General Effect of the Proposed Amendment and Reasons for Approval

As of the Record Date, the Company has issued all its authorized Class A Common Stock and currently lacks additional shares for general corporate purposes, such as stock dividends and splits, raising capital, issuing shares under employee stock option plans, or potential future acquisitions. To address this limitation, the Company is increasing the number of authorized shares of Class A Common Stock and adding Preferred Stock. This adjustment aims to provide the flexibility needed for such corporate purposes, including using stock as part of acquisition transactions.

The Company’s officers may engage in discussions with other companies regarding potential acquisitions where stock could be issued as partial or full consideration for the acquisition price. The Board of Directors believes that increasing the total number of authorized Class A Common Stock and adding Preferred Stock will better position the Company to meet future needs and respond swiftly to business opportunities. These changes will also support general corporate purposes.

On January 2, 2025, the Board of Directors unanimously approved and recommended this amendment to the Certification of Incorporation for approval by the Voting Shareholders. On the same date, the Voting Stockholders approved the proposal through written consent.

ACTION THREE

THE APPROVAL AND ADOPTION OF THE COMPANY’S 2025 EQUITY INCENTIVE PLAN

Approval of 2025 Equity Incentive Plan

Our board of directors and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2025 Equity Incentive Plan will maintain and enhance the key policies and practices adopted by our management and board of directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the 2025 Equity Incentive Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future employees.

The 2025 Equity Incentive Plan has been approved by the Voting Stockholders in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under the 2025 Equity Incentive Plan by complying with Rule 162(m) of the Code. The Company has reserved a total of 5,000,000 shares of our authorized Class A common stock for issuance under the 2025 Equity Incentive Plan.

The following is a brief summary of the 2025 Equity Incentive Plan. This summary is qualified in its entirety by reference to the text of the 2025 Equity Incentive Plan, a copy of which is attached as Exhibit B to this Information Statement.

General

The 2025 Equity Incentive Plan enables our board of directors to provide equity-based incentives through grants of awards to the Company’s present and future employees, directors, consultants, and other third-party service providers.

Shares issued under the 2025 Equity Incentive Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of acquiring another entity will not reduce the maximum number of shares of Class A common stock reserved for issuance under the 2025 Equity Incentive Plan. In addition, the number of shares of Class A common stock subject to the 2025 Equity Incentive Plan, any number of shares subject to any numerical limit in the 2025 Equity Incentive Plan, and the number of shares and terms of any incentive award may be adjusted in the event of any change in our outstanding common stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Administration

The compensation committee of our board of directors (or such other committee as is designated by our board of directors, or in the absence of any such committee, the full board of directors) (the “Committee”), will administer the 2025 Equity Incentive Plan. Subject to the terms of the 2025 Equity Incentive Plan, the Committee will have complete authority and discretion to determine the terms of awards under the 2025 Equity Incentive Plan.

Stock Options

The 2025 Equity Incentive Plan authorizes the grant of Incentive Stock Options and Non-Qualified Stock Options (each an “Option”). Options granted under the 2025 Equity Incentive Plan entitle the grantee, upon exercise, to purchase a specified number of shares of common stock from us at a specified exercise price per share. The administrator of the 2025 Equity Incentive Plan will determine the period during which an Option may be exercised, as well as any Option vesting schedule, except that no Option may be exercised more than 10 years after the date of grant. The exercise price for shares of common stock covered by an Option cannot be less than the fair market value of the common stock on the date of grant. Under the 2025 Equity Incentive Plan, a participant may not surrender an Option for the grant of a new Option with a lower exercise price or another award.

The aggregate fair market value, determined on the date of grant, of shares for which Incentive Stock Options granted under the 2025 Equity Incentive Plan become exercisable by a participant during any calendar year shall not exceed $100,000, and any amount in excess of $100,000 shall be treated as Non-Qualified Stock Options. If an Incentive Stock Option is granted to any employee of the Company who owns more than 10% of the total combined voting securities of the Company, the option price of such Incentive Stock Option shall be at least 110% of the fair market value of the common stock on the date of grant, and such Incentive Stock Option shall not be exercisable more than five years after the date of grant.

Exercise of Stock Options

An Option’s exercise price may be paid in cash or by certified check at the time the Option is exercised, or, at the discretion of the Committee, (1) a reload option whereby the exercise price is paid by exchange of other common stock with a fair market value equal to the Option exercise price; (2) a “cashless” exchange established with a broker; (3) by reducing the number of shares of common stock otherwise deliverable upon exercise with the fair market value equal to the aggregate Option exercise price; or (4) any combination of the previous methods.

Restricted Stock Awards

The 2025 Equity Incentive Plan also authorizes the grant of Restricted Stock Awards on terms and conditions established by our board of directors, which may include performance conditions. The terms and conditions will include the designation of a restriction period during which the shares are not transferable and are subject to forfeiture.

Change in Control

The administrator of the 2025 Equity Incentive Plan may make provisions in awards with respect to a change in control. Under the 2025 Equity Incentive Plan, in the event of a change of control and absent any terms to the contrary in an award, our board of directors may take such actions to provide for one or more of: (a) accelerating the vesting of any or all awards; (b) assuming or substituting any or all outstanding awards; and (c) cashing out any or all outstanding awards immediately before the change in control.

Duration, Amendment and Termination

The administrator of the 2025 Equity Incentive Plan may suspend or terminate the 2025 Equity Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2025 Equity Incentive Plan will terminate on the tenth anniversary of its effective date. The administrator may also amend the 2025 Equity Incentive Plan at any time, except that no amendment shall be effective unless approved by our stockholders, to the extent stockholder approval is necessary to satisfy any applicable laws. No change may be made that increases the total number of shares of common stock reserved for issuance pursuant to awards or reduces the minimum exercise price for options or exchange of options for other awards, unless such change is authorized by our stockholders. A termination or amendment of the 2025 Equity Incentive Plan will not, without the consent of the participant, adversely affect a participant’s rights under a previously granted award.

Restrictions on Transfer

Incentive Stock Options may not be transferred or exercised by another person except by will or by the laws of descent and distribution. Nonqualified Stock Options may, in the sole discretion of the Committee, be transferrable to certain permitted transferees as provided in the individual award agreements.

Incentive Stock Options

A participant will not recognize income on the grant or exercise of an Incentive Stock Option. However, the difference between the exercise price and the fair market value of the common stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Non-Qualified Stock Option, as described below. The general rule is that gain or loss from the sale or exchange of shares of common stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Gain or Loss on Sale or Exchange of Shares

In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the 2025 Equity Incentive Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company

The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Non-Qualified Stock Option (including an Incentive Stock Option that is treated as a Non-Qualified Stock Option), a stock appreciation right, restricted stock, restricted stock units, performance grants, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

Performance-Based Compensation

Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly held corporation to certain executives (generally the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2025 Equity Incentive Plan has been designed to allow the Committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance grants that qualify under an exception to the deduction limit of Section 162(m) for performance-based compensation.

ACTION FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed the firm of Simon & Edward, LLP (“Simon & Edward”) to act as our independent registered public accounting firm for the fiscal year ending March 31, 2025, and such appointment is being submitted to our shareholders for ratification of which a majority of such shareholders entitled to vote approved of the ratification on January 2, 2025 by written consent in lieu of a shareholder annual meeting. Simon & Edward is considered by our management to be well qualified.

Audit and Other Fees

Since 2022, Simon & Edward has served as our independent registered public accounting firm. The following table summarizes the fees charged by Simon & Edward for the services rendered to the Company during its terms of engagement in the years ending March 31, 2024 and 2023:

	Year ended March 31,
	2024	2023
Audit Fees	$13,535	$18,128

Audit-Related Fees	$-0-	$-0-

Tax Fees	$1,000	$-0-

Total Fees	$14,535	$18,128

Pre-Approval Policy

Our Board as a whole pre-approves all services provided by Simon & Edward, LLP. For any non-audit or non-audit related services, the Board must conclude that such services are compatible with the independence as our auditors.

EXECUTIVE COMPENSATION

During the three years ended March 31, 2024, 2023 and 2022, no salaries were paid to any former or current officers and directors of the Company.

Executive compensation during the three years ended March 31, 2024, 2023 and 2022 were as follows:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pensions Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Xiaowei Jin	2024	-	-	-	-	-	-	-	-
Former CEO/CFO/Director (1)	2023	-	-	-	-	-	-	-	-
	2022	-	-	-	-	-	-	-	-

(1). Ms. Xiaowei Jin resigned as CEO and CFO of the Company on April 23, 2024, and resigned as a director of the Company on May 4, 2024.

Director Compensation

We do not currently pay any compensation to our directors, nor do we pay directors’ expenses in attending board meetings.

Employment Agreements

The Company has not entered into employment agreements with any of its employees or officers as of December 31, 2024

Stock Incentive Plan

As of the January 1, 2025, we do not have a stock incentive plan and we have not issued any warrants, options or other rights to acquire our securities.

Employee Pension, Profit Sharing or other Retirement Plans

We do not have a defined benefit, pension plan, profit sharing or other retirement plan, although we may adopt one or more of such plans in the future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 2, 2025, the number and percentage of our outstanding shares of Class A common stock owned by (i) each person known to us to beneficially own more than 5% of our outstanding Class A common stock, (ii) each director, (iii) each named executive officer, and (iv) all officers and directors as a group. Our Class A common stock beneficially owned and percentage ownership was based on 30,000,000 shares outstanding on January 2, 2025.

Title of Class	Name and Address Of Beneficial Owner	Position	Amount and Nature Of Beneficial Ownership	Percent Of Class(1)

Class A Common Stock	Chunyang Liu Room 3501, EFC Building, Yuhang District, Hangzhou City, Zhejiang Province, China	President, CEO and Chairman	29,383,700	97.9%
Class A Common Stock	Lidong Wang Room 3501, EFC Building, Yuhang District, Hangzhou City, Zhejiang Province, China	CFO and Director	0	0%
Class A Common Stock	Wenfang Lu Room 3501, EFC Building, Yuhang District, Hangzhou City, Zhejiang Province, China	Secretary and Director	0	0%
Class A Common Stock	All Officers and Directors As a Group (3 persons)		29,388,700	97.9%

(1)	Based upon 30,000,000 shares outstanding as of January 2, 2025.

Certain Relationships and Related Transactions and Director Independence

The Company has been provided office space by its former President at no cost. The management determined that such cost is nominal and did not recognize the rent expense in its financial statements for the year ending March 31, 2024.

During the years ended March 31, 2024 and 2023, the Company borrowed additional loans in the amounts of $32,731 and $18,356 from the former President of the Company and Northern Ifurniture Inc, an entity under the common control before the change of control on April 23, 2024, respectively. On March 29, 2024, the Company entered into an asset disposal and loan conversion agreement (the “ADLC Agreement”) with the former President of the Company. Pursuant to the ADLC Agreement, the Company settled loan of $28,000 owed to the former President with a vehicle owned by the Company. The vehicle has been fully depreciated, and the transaction resulted in a disposal gain of $28,000. As of March 31, 2024 and 2023, the balances of shareholder loans were $104,187 and $99,456, respectively, bearing no interest, unsecured and due on demand. The balance of shareholder loan as of March 31, 2024 included loan payable to the former President and Northern Ifurniture Inc which were fully settled as of April 23, 2024, with partially repaid and partially forgiven during April 2024.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549-2736.

By order of the Board of Directors

/s/ Chunyang Liu
Chunyang Liu, Chief Executive Officer

January 14, 2025

Hangzhou, Zhejiang Province, China

Exhibit A

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION

OF

Landbay Inc

Under Section 805 of the New York Business Corporation Law

FIRST : The name of the corporation is:

Landbay Inc

If the name of the corporation has been changed, the name under which it was formed is: N/A

SECOND : The date of filing of the certificate of incorporation with the Department of State is: 01/28/2016

THIRD : The amendment effected by this certificate of amendment is as follow:

Paragraph Fourth of the Certificate of Incorporation relating to the corporation’s stock is amended to increase the number of Class A common stock the corporation shall have the authority to issue from 30,000,000 shares of Class A common stock with a par value of $0.001 to 130,000,000 shares of Class A common stock with a par value of $0.001, and to add 20,000,000 shares of preferred stock with a par value of $0.001. Paragraph Fourth is hereby amended to read in its entirety as follows:

“Fourth: The total number of shares of stock that the Corporation shall have authority to issue is as follows:

130,000,000 shares of Class A common stock, par value $0.001, and 20,000,000 shares of preferred stock, par value $0.001. The Board of Directors is authorized to determine the qualifications, voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred stock.”

FOURTH: The certificate of amendment was authorized by:

☒ The vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

☐ The vote of the board of director followed by the unanimous written consent of the holders of all outstanding shares.

Chunyang Liu, President

Exhibit B

2025 EQUITY INCENTIVE PLAN

LANDBAY INC

1. Purpose. The purpose of the 2025 Equity Incentive Plan (the “2025 Plan”) of Landbay Inc (the “Company”) is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Class A Common Stock, $0.001 par value of the Company (“Common Stock”) on terms determined under this 2025 Plan. The 2025 Plan was adopted by the Board on January 2, 2025.

2. Administration. The 2025 Plan shall be administered by the Board of Directors or by a stock option or compensation committee (the “Committee”) of the Board of Directors of the Company. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (ii) shall be an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder. The Committee shall have complete authority to award Incentives under the 2025 Plan, to interpret the 2025 Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the 2025 Plan. The Committee’s decisions and matters relating to the 2025 Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the 2025 Plan, shall refer to the Board of Directors.

3. Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the 2025 Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated. Participation is entirely at the discretion of the Committee and is not automatically continued after an initial period of participation.

4. Types of Incentives. Incentives under the 2025 Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); and (e) performance shares (Section 9).

5. Shares Subject to the 2025 Plan.

5.1 Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the 2025 Plan shall not exceed 5,000,000 shares of Common Stock. Shares of Common Stock that are issued under the 2025 Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Class A Common Stock remaining available for issuance under the 2025 Plan. Shares of Common Stock subject to a participant’s exercise of either an option or a SAR, but not both (a “tandem SAR”), shall be counted only once.

5.2 Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the 2025 Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the 2025 Plan, either as restricted stock, pursuant to stock awards or otherwise.

5.3 Type of Common Stock. Common Stock issued under the 2025 Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares or treasury stock, as designated by the Committee.

6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company at a specified price. Each stock option granted by the Committee under this 2025 Plan shall be subject to the following terms and conditions:

6.1 Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6, and except for non-qualified stock options, shall never be less than the greater of (1) the Fair Market Value of the Common Stock on the date of grant of the option or (2) the par value of the Common Stock. Other than in connection with a change in the Company’s capitalization (as described in Section 10.6), a Stock Option may not be re-priced without Shareholder approval (including canceling previously awarded Stock Options and re-granting them with a lower exercise price).

6.2 Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of a tandem SAR, the number of shares of Common Stock available upon exercise of the participant’s stock option shall be reduced to reflect any tandem SARs already exercised by the participant.

6.3 Duration and Time for Exercise. Subject to earlier termination as provided in Section 6.5 and/or Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option, provided that the purchase price may not exceed the Fair Market Value of the shares at the time of purchase.

6.4 Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Stock options will not be granted under the 2025 Plan in consideration for and shall not be conditioned upon the delivery of shares of Common Stock to the Company in payment of the exercise price and/or tax withholding obligation under any other stock option or SAR of the participant. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

6.5 Incentive Stock Options. Notwithstanding anything in the 2025 Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

(a)	Incentive Stock Options may only be granted to employees of the Company and may not remain exercisable later than three months after the participant’s termination of employment (or such other period of time provided in Section 422 of the Code). Notwithstanding the foregoing, the Committee may provide that a stock option may be exercisable for a period of time longer than three months after the participant’s termination of employment as long as it is not beyond the original term of the stock option grant; however, any amendment to a stock option originally issued as an Incentive Stock Option to provide exercise later than three months after the participant’s termination of employment will cause the stock option to no longer be qualified as an Incentive Stock Option if such stock option is exercised later than three months after the participant’s termination of employment.

(b)	The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $200,000. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

(c)	Any Incentive Stock Option certificate authorized under the 2025 Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(d)	All Incentive Stock Options must be granted within ten years from the earlier of the date on which this 2025 Plan was adopted by Board of Directors or the date this 2025 Plan was approved by the stockholders.

(e)	Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

(f)	If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

(g)	An Incentive Stock Option must not be transferable by the participant other than by will or the laws of descent and distribution and must be exercisable during the individual’s lifetime only by the individual, in accordance with Treasury Regulation 1.422-2(a)(2)(v).

7. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. A tandem SAR may be granted (a) with respect to any nonqualified stock option granted under this 2025 Plan, concurrently with the grant of such stock option (as to all or any portion of the shares of Common Stock subject to the nonqualified stock option), or (b) alone, without reference to any related stock option (a non-tandem SAR). Each SAR granted by the Committee under this 2025 Plan shall be subject to the following terms and conditions:

7.1 Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to the limitations in Section 6.2 and subject to adjustment as provided in Section 10.6. In the case of a tandem SAR granted with respect to a nonqualified stock option, the number of shares of Common Stock subject to the SAR shall be reduced to reflect any nonqualified options already exercised by the participant. SARs shall not be granted in tandem with Incentive Stock Options.

7.2 Duration. Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

7.3 Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, as soon as practicable and in any event before the fifteenth day of the third month following the end of the Company’s fiscal year, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

7.4 Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

(a)	the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds the Fair Market Value of the shares of Common Stock at the time of grant, subject to adjustment under Section 10.6); by

(b)	the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. Other than in connection with a change in the Company’s capitalization (as described in Section 10.6), a SAR may not be re-priced without Shareholder approval (including canceling previously awarded SARs and re-granting them at a time when the Fair Market Value of the shares of Common Stock is lower). SARs will not be granted under the 2025 Plan in consideration for and shall not be conditioned upon the delivery of shares of Common Stock to the Company in payment of the exercise price and/or tax withholding obligation under any other stock option or SAR of the participant.

8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1 Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2 Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3 Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a)	a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)	a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

(c)	such other conditions or restrictions as the Committee may deem advisable.

8.4 Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2025 Plan, and an agreement entered into between the registered owner and the Company. A copy of the 2025 Plan and the agreement is on file in the office of the secretary of the Company.

8.5 End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.6 Stockholder. Subject to the terms and conditions of the 2025 Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

9.1 Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

9.2 Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

9.3 No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

9.4 Expiration of Performance Share. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

10. General.

10.1 Effective Date. The 2025 Plan will become effective on January 2, 2025.

10.2 Duration. The 2025 Plan shall remain in effect until all Incentives granted under the 2025 Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the 2025 Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the 2025 Plan have lapsed. No Incentives may be granted under the 2025 Plan after the tenth anniversary of the Effective Date.

10.3 Non-transferability of Incentives. No stock option, SAR or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the 2025 Plan or the Incentive Award), or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, non-qualified stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence. Incentive Stock Options shall be subject to the further restrictions on transfer set forth in Section 6.5.

10.4 Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised only as their terms may permit or shall expire at such times as may be determined by the Committee as set forth in the 2025 Plan or the Incentive Award agreement.

10.5 Additional Condition. Notwithstanding anything in this 2025 Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.6 Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the 2025 Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

10.7 Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee.

10.8 Withholding.

(a)	The Company shall have the right to withhold from any payments made under the 2025 Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b)	Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9 No Continued Employment, Engagement or Right to Corporate Assets. No participant under the 2025 Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the 2025 Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10 Amendment. The Board may amend or discontinue the 2025 Plan or any participant’s Incentive agreement at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) change or expand the types of Incentives that may be granted under the 2025 Plan, (b) change the class of persons eligible to receive Incentives under the 2025 Plan, or (c) materially increase the benefits accruing to participants under the 2025 Plan.

10.11 Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(i)	providing that the 2025 Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

(ii)	providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

(iii)	providing that the 2025 Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

(iv)	providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board may restrict the rights of participants or the applicability of this Section 10.11 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the 2021 Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.12 Definition of Fair Market Value. For purposes of this 2025 Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this 2025 Plan, be the amount which the Committee or the Board of Directors determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market or Nasdaq Small-Cap Market (“Nasdaq”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

10.13 Change in Control.

Upon a Change in Control, as defined in paragraph (i) and (ii) of this Section 10.13, any stock option or restricted stock award granted to any Participant under this 2025 Plan that would have become vested upon continued employment by the Participant shall immediately vest in full and become exercisable, notwithstanding any provision to the contrary of such award, and notwithstanding the discretion of the Committee pursuant to Section 10.11.

For purposes of this Section 10.13, “Change in Control” means:

(i)	The acquisition by any person, entity or “group”, within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934 (the “Exchange Act”) (excluding, for this purpose, (A) the Company, or (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company) of 50% or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

(ii)	Approval by the stockholders of the Company of (A) a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities entitled to vote generally in the election of directors of the reorganized, merged or consolidated company, or (B) a liquidation or dissolution of the Company or (C) the sale of all or substantially all of the assets of the Company.

10.14 Section 409A. Notwithstanding any other provisions of the 2025 Plan or any Incentive award agreement, no Incentive shall be granted, deferred, accelerated, extended, paid out, adjusted pursuant to Section 10.6, or otherwise modified under the 2025 Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments in respect of any Incentive may not be made at the time contemplated by the terms of the 2025 Plan or the relevant Incentive award agreement, without causing the participant to be subject to taxation under Section 409A of the Code, then the Company will make such payment on the first day that would not result in the participant incurring any tax liability under Section 409A of the Code.